UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

July 27, 2005

(Date of earliest event reported)

July 27, 2005

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

#

Item 2.02.  Results of Operations and Financial Condition

On July 27, 2005, the Company issued a press release announcing its financial results for the three and six-month periods ended June 30, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events

On July 27, 2005 the Company issued a press release announcing the declaration of a quarterly dividend, along with its financial results for the three and six-month periods ended June 30, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Exhibits

99.1 Press release dated July 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  July 27, 2005

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President

and Chief Financial Officer

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

     msecor@sjcb.com

FOR IMMEDIATE RELEASE

St. Joseph Capital Corporation Announces Second Quarter Results

Mishawaka, Indiana – July 27, 2005 – The chairman, president and chief executive officer of St. Joseph Capital Corp. (Nasdaq SC:SJOE), John W. Rosenthal, today announced that the Company posted second quarter net income of $815,000, or $0.43 fully diluted income per common share, an increase of 50.9%, compared to $540,000 earned in the same quarter a year ago. The Company also declared a quarterly dividend of $0.05 per common share to be paid on September 15, 2005 to shareholders of record on September 1, 2005.

Chairman Rosenthal stated, “During the quarter we made substantial new investments in the future growth and development of St. Joseph Capital Bank by hiring new team members to further develop our presence in the Elkhart County market and to expand our market share in St. Joseph County and surrounding regions.  In addition to these investments, the yield curve continued to flatten. This phenomenon puts pressure on the net interest margins of most banks – including ours. Yet even with all these different challenges and circumstances we are extremely proud to have produced record results in profitability,” he said.

For the second consecutive quarter, no provision for loan loss expense was recorded. The loan portfolio remains fully performing with no past due or non-accrual loans and the allowance for loan losses to loans ratio remains strong at 1.16% as of June 30, 2005.

Total assets at the end of the second quarter reached $446.8 million, an increase of 42.4% compared to June 30, 2004. Deposits increased to $331.4 million at June 30, 2005, up $122.3 million or 58.5% from $209.1 million at June 30, 2004. Net loans grew by $64.4 million or 26.7% year over year and reached $305.2 million at quarter end. Securities available for sale grew by $47.2 million or 97.9% year-over-year. A detailed review of St. Joseph Capital Corporation’s performance is included with this release.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana. Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area. St. Joseph Capital Bank employs numerous delivery channels for their financial services including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

#####

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

Six Months Ended

June 30, 2005

June 30, 2004

June 30, 2005

June 30, 2004

Interest income

Loans, including fees

$

4,217

$

2,936

$

8,110

$

5,816

Securities and other interest income

993

496

1,873

959

5,210

3,432

9,983

6,775

Interest expense

Deposits

1,980

544

3,656

1,156

Securities sold under agreements

to repurchase and other borrowings

702

602

1,256

1,169

2,682

1,146

4,912

2,325

Net interest income

2,528

2,286

5,071

4,450

Provision for loan losses

-

84

-

128

Net interest income after provision for loan losses

2,528

2,202

5,071

4,322

Noninterest income

Gain on sales of securities available for sale, net

11

-

11

77

Other noninterest income

238

135

484

265

249

135

495

342

Noninterest expense

Employee compensation and benefits

1,159

1,024

2,275

2,081

Stock option expense

35

26

70

52

Occupancy and equipment expense

132

95

246

194

Other expense

437

334

840

721

1,763

1,479

3,431

3,048

Income before income taxes

1,014

858

2,135

1,616

Income tax expense

199

318

524

550

Net income

$

815

$

540

$

1,611

$

1,066

Basic income per common share

$

.47

$

.31

$

.93

$

.62

Diluted income per common share

$

.43

$

.30

$

.86

$

.59

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

June 30, 2005

June 30, 2004

ASSETS

Total cash and cash equivalents

$

26,549

$

16,824

Securities available for sale

95,436

48,195

Federal Home Loan Bank (FHLB) stock

3,152

2,601

Loans receivable

308,750

244,293

Less: Allowance for loan losses

3,578

3,445

Loans receivable, net

305,172

240,848

Premises and equipment, net

3,203

1,323

Interest receivable and other assets

13,330

3,873

Total assets

$

446,842

$

313,664

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

331,364

$

209,103

Securities sold under agreements to repurchase

and other borrowings

34,829

23,811

FHLB advances

41,740

52,020

Subordinated debentures

8,000

3,000

Interest payable and other liabilities

2,891

887

Total liabilities

418,824

288,821

Total shareholders’ equity

28,018

24,843

Total liabilities and shareholders’ equity

$

446,842

$

313,664

ST. JOSEPH CAPITAL CORPORATION
Selected Quarterly Consolidated Financial Data (Unaudited)

	(Dollars in thousands)
	June 30,	March 31,	December 31,	September 30,	June 30,
Summary of Financial Condition:	2005	2005	2004	2004	2004

Total assets	$ 446,842	$ 412,710	$ 399,059	$ 339,165	$ 313,664
Total cash and cash equivalents	26,549	16,158	45,332	22,085	16,824
Securities available for sale	98,588	91,474	58,230	48,229	48,195
Loans receivable, net of allowance for loan losses	305,172	286,384	278,421	261,562	240,848
Allowance for loan losses	3,578	3,578	3,578	3,540	3,445
Total deposits	331,364	325,866	312,657	254,599	209,103
FHLB advances and other debt	68,740	41,740	41,740	44,740	55,020
Total shareholders’ equity	28,018	26,494	26,532	25,944	24,843
Average shareholders’ equity	27,250	26,692	26,349	25,290	24,873
Average total assets	423,181	409,517	357,808	320,240	302,827

	(Dollars in thousands, except per share data)
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Summary of Operating Results:	2005	2005	2004	2004	2004

Total interest income	$ 5,210	$ 4,773	$ 4,219	$ 3,763	$ 3,432
Total interest expense	2,682	2,230	1,672	1,315	1,146
Net interest income	2,528	2,543	2,547	2,448	2,286
Provision for loan losses	-	-	38	95	84
Total noninterest income	249	246	219	168	135
Total noninterest expense	1,763	1,668	1,660	1,516	1,479
Income before income taxes	1,014	1,121	1,068	1,005	858
Income tax expense	199	325	358	372	318
Net income	$ 815	$ 796	$ 710	$ 633	$ 540

Supplemental Data:
Return on average total assets	0.77%	0.79%	0.79%	0.79%	0.72%
Return on average shareholders’ equity	12.00%	12.09%	10.73%	9.96%	8.73%
Net interest rate spread (1)	2.37%	2.51%	2.85%	2.96%	2.97%
Net yield on average interest-earning assets (2)	2.69%	2.78%	3.13%	3.26%	3.26%
Net interest income to noninterest expenses	143.39%	152.46%	153.43%	161.48%	154.56%
Average shareholders’ equity to average
total assets	6.44%	6.52%	7.36%	7.90%	8.21%
Average interest-earning assets to average
interest-bearing liabilities	111.58%	111.54%	114.06%	117.73%	118.34%
Nonperforming assets to total assets	0.00%	0.00%	0.00%	0.00%	0.00%
Nonperforming loans to total loans
receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Allowance for loan losses to total loans
receivable	1.16%	1.23%	1.27%	1.34%	1.41%
Allowance for loan losses to non-performing
loans receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Basic income per common share	$ 0.47	$ 0.46	$ 0.41	$ 0.37	$ 0.31
Diluted income per common share	$ 0.43	$ 0.43	$ 0.39	$ 0.35	$ 0.30
Dividends declared per common share	$ 0.05	$ 0.05	$ 0.04	$ 0.04	$ 0.04
Book value per common share	$ 16.06	$ 15.22	$ 15.27	$ 14.98	$ 14.34
Number of offices	2	1	1	1	1

(1) - Interest rate spread is calculated by subtracting average interest rate cost from average interest rate earned.
(2) - Net interest income, on a fully taxable equivalent basis, divided by average interest-earning assets.